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                            [ARTHUR ANDERSEN LOGO]




                                                                   Exhibit 23(b)




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1998 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1997.




/s/ Arthur Andersen LLP
-----------------------------------

Atlanta, Georgia
October 1, 1998





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